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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 January 4, 2000
                Date of Report (Date of earliest event reported)

                                  InaCom Corp.

             (Exact name of registrant as specified in its charter)

Delaware                        0-16114                      47-0681813
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number               Identification No.)
incorporation)

10810 Farnam Drive, Suite 200, Omaha, Nebraska                  68154
         (Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code
                                 (402) 758-3900

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ITEM 5.  OTHER EVENTS.

         On January 4, 2000, InaCom Corp. issued a press release announcing that it had entered into an agreement for the sale of certain assets to, and the assumption of certain liabilities by, Compaq Computer Corporation. InaCom and Compaq also agreed to enter into a supply and services agreement (attached to the purchase agreement as Exhibit C) which will provide InaCom access to the product customization and logistics capabilities of the assets sold to Compaq and provide for Compaq's use of InaCom's lifecycle and professional services offerings. Copies of the purchase agreement and the press release are attached as exhibits and are incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)    Exhibits.

           The following exhibits are filed with this Form 8-K:

              2.1 Asset Purchase Agreement, dated as of January 4, 2000 by and between InaCom Corp. and Compaq Computer Corporation.

             99.1 Press Release dated January 4, 2000.

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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INACOM CORP.

January 6, 2000                         /s/ Thomas Fitzpatrick
                                        --------------------------------
                                        Thomas Fitzpatrick
                                        Executive Vice President and
                                        Chief Finance Officer